Supplement dated August 15, 2003
       to Choice, Select, Plus, Freedom, Asset I and Asset II Prospectuses
                                dated May 1, 2003

   Flexible Payment Deferred Combination Fixed and Variable Annuity Contracts

                                    issued by

                     The Sage Variable Annuity Account A and
                      Sage Life Assurance of America, Inc.


This Supplement should be attached to your Choice, Select, Plus, Freedom, Asset I, or Asset II prospectus for the flexible payment deferred combination fixed and variable annuity contract. The terms of this Supplement are effective as of the date of this Supplement.

                         Matters Affecting All Contracts

Change of Control in Sage Life Assurance of America, Inc. (the "Company" or "We", "Us", "Our").

Pursuant to the terms of a Preferred  Stock  Agreement  between  Swiss Re Life &
Health America Inc. ("Swiss Re") and Sage Insurance Group Inc., our indirect parent company, Swiss Re has indicated its intent to exercise its right to assume control of our immediate parent company, Sage Life Holdings of America, Inc. ("Sage Life Holdings"), subject to obtaining the required regulatory approvals. Pursuant to this agreement, Swiss Re filed an application with the Delaware Insurance Department on June 20, 2003, in order to obtain the necessary regulatory approval. In addition, Sage Group and Swiss Re have agreed to the terms under which Swiss Re would acquire all of the common stock of Sage Life Holdings. Pursuant to Delaware Insurance Law, a public hearing on the proposed application was held on August 6, 2003. Officials of Swiss Re, the Company, and the Department participated. No objections were raised. This regulatory approval process, and the closing of the transaction, are expected to be completed by the end of the third quarter 2003.

Pending completion of this transaction, certain material management decisions, including (i) any change in management or employee agreements, plans or commitments, (ii) the incurral of any indebtedness, and (iii) any payments, distributions, or transfers by the Company or Sage Life Holdings to any affiliate outside of the ordinary course of business, continue to require the formal approval of Swiss Re in accordance with the terms of the September 30, 2002 Letter Agreement between Sage Insurance Group Inc., Sage Group Limited (our ultimate parent company), and Swiss Re. Swiss Re's ultimate parent is Swiss Reinsurance Company, Switzerland, one of the world's largest life and health reinsurance groups.

Changes to Fixed Account.

The 1-, 2-, 3-, 4-, 5-, and 7-year Guarantee Periods of the Fixed Account, and the 3-, 6- and 12-month Dollar-Cost Averaging Guarantee Periods of the Fixed Account are not currently available for additional purchase payments, transfers, or renewal options. The 10-year Guarantee Period remains available for additional purchase payments, transfers or renewal options. Dollar-Cost Averaging remains available through the AIM V.I. Money Market Fund, Series I.
Unless you give us direction otherwise, the Account Value of expiring Fixed Sub-Accounts will be transferred to the AIM V.I. Money Market Fund, Series I. This will not count as a transfer with respect to the Contract's Transfer Charge.

We expect that on October 1, 2003, or later, depending on approval of state insurance departments, we will be able to begin offering a new Fixed Account option that includes a "floor" on the Market Value Adjustment feature for new Fixed Sub-Accounts. We will notify you as to the date when such new Fixed Sub-Accounts are available in your state and will provide you with further information regarding this option.

Changes to Directors and Officers.

Pursuant to the "general business retrenchment" discussed in Section 12 of your Prospectus, there have been several further significant changes in Directors and Executive Officers of the Company. Effective May 15, 2003, Mr. H. Louis Shill resigned as a Director of the Company. Effective July 16, 2003, Mr. Robin I. Marsden resigned as Director, President and Chief Executive Officer of the Company, and Mr. Mitchell R. Katcher, formerly Senior Executive Vice President and Chief Operating Officer, became President and Chief Executive Officer of the Company at that time. Ms. Nancy Brunetti's employment with the Company was terminated effective June 30, 2003. Mr. Terry Eleftheriou's employment with the Company was terminated effective August 1, 2003, and Mr. Gregory S. Gannon, formerly Vice President and Controller, became Chief Financial Officer of the Company at that time.

             Change to Choice, Select, Freedom, Plus Contracts Only

Fund Closure.

Effective August 15, 2003, the AIM V.I. Premier Equity Fund, Series II, variable sub-account will be closed to additional purchase payments and transfers. Series I shares of this Fund's sub-account were made available on May 1, 2003. Series I is the same as Series II except that its expenses are lower by 0.25% because this Series does not assess a Rule 12b-1 fee against Fund assets. Investors may transfer their Account Value in Series II shares to Series I shares at no charge, and the transfer will not count toward the Contract's Transfer Charge. We will not make such transfers without your request or direction to do so.

Optional Rider.

Effective August 15, 2003, the optional Guaranteed Minimum Account Value Rider (sometimes called the "Capital Protection Rider") will no longer be available for purchase. Existing in-force Riders are not affected by this change, however, they will terminate according to the terms of the Rider and cannot be renewed.


Contact our Customer Service Center for more information.



                      Sage Life Assurance of America, Inc.
                             Customer Service Center
                                 P.O. Box 290680
                           Wethersfield, CT 06129-0680
                                 (877) 835-7243